UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2007
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-02199 (Commission File Number)	39-0126090 (I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 19, 2007, Allis-Chalmers Energy Inc. (the “Company”) issued a press release announcing that the Company will be making a presentation at the Johnson Rice Emerging Growth Energy Conference to be held in New York City on March 20, 2007 and the A.G. Edwards Energy Conference to be held in Boston on March 21, 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this report. The slide show presentation is attached hereto as Exhibit 99.2 to this report.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibits shall be deemed to be “furnished” and not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated March 19, 2007.

99.2	Slide show presentation to be presented by the Company on March 20, 2007 at the Johnson Rice Emerging Growth Energy Conference and on March 21, 2007 at the A.G. Edwards Energy Conference.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: March 19, 2007	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated March 19, 2007.

99.2	Slide show presentation to be presented by the Company on March 20, 2007 at the Johnson Rice Emerging Growth Energy Conference and on March 21, 2007 at the A.G. Edwards Energy Conference.